UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

Assurant, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-31978

DE	39-1126612
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(Address of principal executive offices, including zip code)

(212) 859-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2018, Assurant, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected each of the nominees listed below to the Company’s Board of Directors to serve until the 2019 annual meeting or until their respective successors are elected and qualified, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018 and (3) approved, by non-binding advisory vote, the 2017 compensation paid to the Company’s named executive officers,

The following is a summary of the votes cast, as well as the number of abstentions and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

Proposal 1: Election of Directors.

Nominees:	Votes For	Votes Against	Abstentions	Broker Non-Votes
Elaine D. Rosen	43,770,191	161,066	87,523	3,039,296
Howard L. Carver	42,259,304	1,671,502	87,974	3,039,296
Juan N. Cento	43,333,206	603,750	81,824	3,039,296
Alan B. Colberg	43,835,174	96,649	86,957	3,039,296
Elyse Douglas	43,879,965	54,523	84,292	3,039,296
Harriet Edelman	43,777,644	152,795	88,341	3,039,296
Lawrence V. Jackson	43,703,326	224,818	90,636	3,039,296
Charles J. Koch	43,210,376	720,888	87,516	3,039,296
Jean-Paul L. Montupet	43,857,259	74,347	87,174	3,039,296
Debra J. Perry	43,779,594	151,685	87,501	3,039,296
Paul J. Reilly	43,842,196	91,950	84,634	3,039,296
Robert W. Stein	43,813,538	117,182	88,060	3,039,296

Proposal 2: Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2018.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,442,484	517,734	97,858	N/A

Proposal 3: Non-binding Advisory Vote on the 2017 Compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
41,773,139	2,162,278	83,363	3,039,296

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Assurant, Inc.

By:	/s/ Carey S. Roberts
Carey S. Roberts
Executive Vice President, Chief Legal Counsel and Secretary

Date: May 10, 2018